UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21724

Nicholas-Applegate International & Premium Strategy Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices)                   (Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: February 28, 2010

Date of reporting period: February 28, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Nicholas-Applegate International & Premium Strategy Fund
A n n u a l R e p o r t F e b r u a r y 2 8 , 2 0 1 0

Nicholas-Applegate International & Premium Strategy Fund Letter to Shareholders

April 15, 2010

Dear Shareholder:

Please find enclosed the annual report for the Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) for the fiscal year ended February 28, 2010.

Stocks worldwide advanced during the period, which began just ahead of the market’s rebound from a 16-month bear market. During the period, investors displayed confidence in improving liquidity and economic conditions, increasing their portfolios’ exposures to riskier assets and reducing holdings of lower-yielding government bonds. In this environment, the Morgan Stanley Capital International Europe Australasia and Far East Index (“MSCI EAFE”) returned 54.58% in U.S. dollar terms — its best 12-month period since March 2004. The unmanaged MSCI EAFE index is generally representative of stocks in developed countries outside the U.S. The S&P 500 Index, an unmanaged index that is generally representative of the U.S. stock market, advanced 53.62%, its best 12-month return since July 1982. In contrast, the Barclays Capital Global U.S. Treasury Bond Index returned 1.83% for the period.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Nicholas-Applegate Capital Management LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

| 2.28.10 | Nicholas-Applegate International & Premium Strategy Fund Annual Report  1

Nicholas-Applegate International & Premium Strategy Fund Fund Insights
February 28, 2010 (unaudited)

•	For the fiscal year ended February 28, 2010 Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) returned 45.04% on net asset value (“NAV”) and 80.96% on market price.

•

International markets advanced during the fiscal year. The recovery was fueled primarily by growth throughout Asia and Australia. European markets lagged during the period, impacted by concerns over slower growth and the high debt levels of select peripheral European countries, namely Greece and Spain. During the period the Morgan Stanley Capital International Pacific ex-Japan Index advanced 93%, compared to a return of 58% for the Morgan Stanley Capital International Europe Index.

•

Recovery in Asia and Australia drove the performance of many of the Fund’s leading contributors. Commonwealth Bank of Australia benefited from economic stability, while Downer EDI, an engineering and infrastructure management services firm, also of Australia, experienced increased demand for its service and, consequently, a boost in earnings. Fertilizer producer Yara International of Norway was another leader, as demand from Asia lifted natural resource prices globally.

•

A strengthening Australian economy also strengthened the country’s dollar, which negatively impacted companies such as CSL Limited, maker of the Gardasil vaccine, whose primary business is abroad. The Fund’s overweight position in this holding detracted from performance during the fiscal year. Financial concerns in Japan negatively impacted the country’s banks and consumer finance companies, including Fund holdings Resona and Promise.

•

The implied volatilities of the international markets continued a downward trend through the fiscal year to period lows as equity markets marched higher and investor confidence grew. At the beginning of the fiscal year, the volatilities were at their highest and the Fund was able to benefit by capturing available call option premium.

2  Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.10 |

Nicholas-Applegate International & Premium Strategy Fund Performance & Statistics
February 28, 2010 (unaudited)

Total Return(1):	Market Price	Net Asset Value (“NAV”)

1 year	80.96%	45.04%

3 year	(6.99)%	(7.29)%

Commencement of Operations (4/29/05) to 2/28/10	3.80%	3.04%

Market Price/NAV Performance:

Commencement of Operations (4/29/05) to 2/28/10
Market Price
NAV

Market Price/NAV:

Market Price	$14.89

NAV	$14.26

Premium to NAV	4.42%

Market Price Yield(2)	6.25%

Allocation of Investments by Country (as a % of total investments before options written)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value (“NAV”) or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends and distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market on a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share dividend (comprised of net investment income and short-term capital gains, if any) payable to shareholders by the market price per share at February 28, 2010.

| 2.28.10 | Nicholas-Applegate International & Premium Strategy Fund Annual Report  3

Nicholas-Applegate International & Premium Strategy Fund Schedule of Investments
February 28, 2010

Shares		Value

COMMON STOCK—99.3%
	Australia—9.0%
	Biotechnology—2.7%
123,948	CSL Ltd.	$3,808,833

	Commercial Banks—2.4%
69,164	Commonwealth Bank of Australia	3,330,971

	Commercial Services & Supplies—1.0%
189,217	Downer EDI Ltd.	1,335,598

	Food & Staples Retailing—0.6%
33,495	Woolworths Ltd.	804,244

	Metals & Mining—2.3%
55,687	BHP Billiton Ltd.	2,040,569
18,601	Newcrest Mining Ltd.	524,516
9,801	Rio Tinto Ltd.	618,516

		3,183,601

	Belgium—0.9%
	Chemicals—0.5%
25,259	Tessenderlo Chemie NV	753,092

	Oil, Gas & Consumable Fuels—0.4%
27,391	Euronav NV	558,283

	Denmark—2.3%
	Construction & Engineering—0.5%
9,950	FLSmidth & Co. A/S Class B	634,557

	Electrical Equipment—0.2%
4,800	Vestas Wind Systems A/S (c)	237,902

	Pharmaceuticals—1.6%
31,800	Novo Nordisk A/S, Class B	2,261,916

	Finland—1.9%
	Auto Components—0.2%
13,200	Nokian Renkaat Oyj	331,838

	Communications Equipment—1.7%
178,126	Nokia Oyj	2,410,835

	France—6.7%
	Automobiles—0.3%
14,943	Peugeot S.A. (c)	394,890

	Commercial Banks—1.4%
27,495	BNP Paribas	1,990,867

	Diversified Telecommunication Services—2.0%
118,394	France Telecom S.A. (b)	2,775,868

	Electric Utilities—0.3%
9,219	Electricite de France S.A.	463,049

	Electrical Equipment—0.9%
19,616	Alstom S.A.	1,257,711

	Media—0.4%
21,394	Vivendi S.A.	539,504

4 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.10 |

Nicholas-Applegate International & Premium Strategy Fund Schedule of Investments
February 28, 2010

Shares		Value

	France—(continued)
	Oil, Gas & Consumable Fuels—1.4%
36,497	Total S.A. (b)	$2,038,262

	Germany—5.7%
	Automobiles—0.6%
21,187	Daimler AG	885,808

	Chemicals—1.5%
34,176	K&S AG	2,080,647

	Diversified Financial Services—0.8%
15,459	Deutsche Boerse AG	1,076,864

	Electric Utilities—1.0%
38,991	E.ON AG	1,390,630

	Multi-Utilities—1.0%
16,213	RWE AG	1,376,123

	Pharmaceuticals—0.8%
17,065	Bayer AG	1,133,437

	Greece—0.4%
	Commercial Banks—0.4%
29,019	National Bank of Greece S.A. (c)	548,238

	Hong Kong—3.1%
	Airlines—0.5%
425,000	Cathay Pacific Airways Ltd. (c)	789,512

	Diversified Financials—0.3%
734,000	First Pacific Co.	391,414

	Diversified Telecommunication Services—0.1%
782,000	Hutchison Telecommunications Hong Kong Holdings Ltd.	126,828

	Real Estate Management & Development—2.0%
204,000	Hang Lung Group Ltd.	1,018,803
159,500	Kerry Properties Ltd.	755,574
592,000	New World Development Ltd.	1,081,072

		2,855,449

	Wireless Telecommunication Services—0.2%
782,000	Hutchison Telecommunications International Ltd. (c)	214,360

	Ireland—0.1%
	Insurance—0.1%
48,618	Irish Life & Permanent Group Holdings PLC (c)	182,989

	Italy—2.2%
	Electric Utilities—1.1%
271,908	Enel SpA	1,478,582

	Oil, Gas & Consumable Fuels—1.1%
66,956	Eni SpA	1,514,515

	Japan—16.2%
	Auto Components—0.4%
29,200	Tokai Rika Co., Ltd.	524,628

| 2.28.10 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 5

Nicholas-Applegate International & Premium Strategy Fund Schedule of Investments
February 28, 2010

Shares		Value

	Japan—(continued)
	Automobiles—1.3%
48,300	Toyota Motor Corp.	$1,807,529

	Beverages—0.3%
34,000	Kirin Holdings Co., Ltd.	468,578

	Building Products—0.8%
29,500	Daikin Industries Ltd.	1,130,704

	Commercial Banks—0.7%
81,900	Resona Holdings, Inc.	988,363

	Construction & Engineering—0.5%
73,000	Kinden Corp.	641,924

	Consumer Finance—0.3%
46,500	Promise Co., Ltd. (c)	356,248

	Diversified Telecommunication Services—1.5%
48,700	Nippon Telegraph & Telephone Corp.	2,123,289

	Electronic Equipment, Instruments & Components—0.4%
27,500	Mitsumi Electric Co., Ltd.	522,743

	Leisure Equipment & Products—2.0%
50,200	Heiwa Corp.	527,840
23,000	Nikon Corp.	504,114
36,200	Sankyo Co., Ltd.	1,745,751

		2,777,705

	Machinery—1.3%
301,000	Hino Motors Ltd. (c)	1,118,241
36,500	Shima Seiki Manufacturing Ltd.	707,910

		1,826,151

	Marine—2.2%
133,000	Kawasaki Kisen Kaisha Ltd. (c)	480,943
147,000	Mitsui OSK Lines Ltd.	946,540
450,000	Nippon Yusen KK	1,628,161

		3,055,644

	Multiline Retail—0.2%
88,500	Daiei, Inc. (c)	293,051

	Pharmaceuticals—0.6%
11,200	Astellas Pharma, Inc.	421,306
19,700	Daiichi Sankyo Co., Ltd.	398,395

		819,701

	Road & Rail—0.4%
8,600	East Japan Railway Co.	592,076

	Software—0.2%
1,300	Nintendo Co., Ltd.	353,994

	Tobacco—0.2%
81	Japan Tobacco, Inc.	294,150

6 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.10 |

Nicholas-Applegate International & Premium Strategy Fund Schedule of Investments
February 28, 2010

Shares		Value
	Japan—(continued)
	Trading Companies & Distributors—2.1%
545,900	Sojitz Corp.	$967,466
184,300	Sumitomo Corp. (b)	2,003,078
		2,970,544
	Wireless Telecommunication Services—0.8%
140	KDDI Corp.	745,938
282	NTT DoCoMo, Inc.	435,408
		1,181,346
	Norway—3.8%
	Chemicals—1.9%
63,200	Yara International ASA	2,602,936
	Commercial Banks—1.9%
247,600	DnB NOR ASA (c)	2,690,974
	Singapore—0.8%
	Airlines—0.7%
99,000	Singapore Airlines Ltd.	1,047,307
	Transportation Infrastructure—0.1%
72,270	Singapore Airport Terminal Services Ltd.	134,172
	Spain—7.9%
	Commercial Banks—2.4%
260,361	Banco Santander S.A.	3,392,586
	Construction & Engineering—0.3%
9,343	ACS Actividades Construcciones y Servicios S.A.	415,856
	Diversified Telecommunication Services—3.7%
218,195	Telefonica S.A. (b)	5,128,230
	Electric Utilities—0.9%
162,409	Iberdrola S.A.	1,309,005
	Insurance—0.6%
226,669	Mapfre S.A.	817,476
	Sweden—2.4%
	Commercial Banks—0.7%
95,400	Nordea Bank AB	933,089
	Personal Products—0.9%
20,850	Oriflame Cosmetics S.A.	1,219,094
	Tobacco—0.8%
50,600	Swedish Match AB	1,155,014
	Switzerland—7.8%
	Chemicals—0.7%
3,892	Syngenta AG	1,009,855
	Electrical Equipment—1.5%
101,818	ABB Ltd. (c)	2,065,673
	Food Products—0.6%
16,827	Nestle S.A.	838,781

| 2.28.10 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 7

Nicholas-Applegate International & Premium Strategy Fund Schedule of Investments
February 28, 2010

Shares		Value
	Switzerland—(continued)
	Insurance—2.9%
16,732	Zurich Financial Services AG	$4,041,463
	Pharmaceuticals—1.4%
12,695	Roche Holdings AG	2,123,812
	Textiles, Apparel & Luxury Goods—0.7%
3,280	Swatch Group AG	913,578
	United Kingdom—28.1%
	Aerospace & Defense—0.2%
56,269	BAE Systems PLC	320,885
	Beverages—1.5%
130,071	Diageo PLC	2,116,249
	Capital Markets—0.2%
53,500	ICAP PLC	265,626
	Commercial Banks—1.9%
98,123	Barclays PLC	468,179
133,443	Royal Bank of Scotland Group PLC (b)(c)	76,508
88,325	Standard Chartered PLC	2,101,832
		2,646,519
	Commercial Services & Supplies—0.7%
67,923	Aggreko PLC	1,008,220
	Food & Staples Retailing—1.5%
462,495	WM Morrison Supermarkets PLC (b)	2,101,002
	Food Products—2.8%
135,323	Unilever PLC	3,973,023
	Health Care Equipment & Supplies—1.0%
129,606	SSL International PLC	1,458,260
	Industrial Conglomerates—0.3%
17,062	Cookson Group PLC (c)	119,446
22,313	Smiths Group PLC	353,035
		472,481
	Insurance—1.4%
760,522	Old Mutual PLC (c)	1,313,679
227,246	Standard Life PLC	676,026
		1,989,705
	Machinery—0.6%
84,128	Charter International PLC	851,492
	Metals & Mining—3.1%
32,097	Anglo American PLC (c)	1,168,103
67,080	BHP Billiton PLC	2,055,990
22,080	Rio Tinto PLC	1,138,428
		4,362,521

8 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.10 |

Nicholas-Applegate International & Premium Strategy Fund Schedule of Investments
February 28, 2010

Shares		Value

	United Kingdom—(continued)
	Oil, Gas & Consumable Fuels—5.3%
302,677	BP PLC	$2,662,640
	Royal Dutch Shell PLC (b),
76,148	Class A	2,076,107
104,798	Class B	2,740,880

		7,479,627

	Pharmaceuticals—2.5%
68,139	AstraZeneca PLC	3,004,951
25,592	GlaxoSmithKline PLC	472,399

		3,477,350

	Road & Rail—0.6%
331,510	Stagecoach Group PLC	882,822

	Tobacco—2.1%
59,293	British American Tobacco PLC	2,012,828
27,934	Imperial Tobacco Group PLC	870,403

		2,883,231

	Wireless Telecommunication Services—2.4%
1,536,950	Vodafone Group PLC (b)	3,315,885

	Total Common Stock (cost-$223,687,754)	139,329,384

Principal Amount (000s)

	Repurchase Agreement—0.6%
$846	State Street Bank & Trust Co., dated 2/26/10, 0.01%, due 3/1/10,
	proceeds $846,001; collateralized by Federal Home Loan Bank,
	0.93%, due 3/30/10, valued at $868,600 including accrued
	interest (cost-$846,000)	846,000

	Total Investments before call options written
	(cost-$224,533,754)—99.9%	140,175,384

CALL OPTIONS WRITTEN (c)—(0.1)%

Contracts

	DAX Index (OTC),
960	strike price €6,005, expires 3/19/10	(6,988)
	Dow Jones Euro STOXX 50 Index (OTC),
9,480	strike price €2,925, expires 3/19/10	(40,385)
	Nikkei 225 Index (OTC),
169,900	strike price ¥10,900, expires 3/12/10	(15,868)
	OMX Stolkholm 30 Index (OTC),
59,050	strike price SEK 1,003, expires 3/19/10	(11,693)

	Total Call Options Written (premiums received-$333,292)	(74,934)

	Total Investments net of call options written
	(cost-$224,200,462) (a)—99.8%	140,100,450

	Other assets less other liabilities—0.2%	258,713

	Net Assets—100%	$140,359,163

| 2.28.10 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 9

Nicholas-Applegate International & Premium Strategy Fund Schedule of Investments
February 28, 2010

Notes to Schedule of Investments:

(a)

Securities with an aggregate value of $139,329,384, representing 99.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) in the Notes to Financial Statements.

(b)	All or partial amount segregated as collateral for call options written.

(c)	Non-income producing.

Glossary:
€ — Euro
¥ — Japanese Yen
OTC — Over the Counter
SEK — Swedish Krona

10 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.10 | See accompanying Notes to Financial Statements

Nicholas-Applegate International & Premium Strategy Fund Statement of Assets and Liabilities
February 28, 2010

Assets:
Investments, at value (cost—$224,533,754)	$140,175,384

Cash	626

Dividends and interest receivable	406,134

Tax reclaim receivable	94,895

Prepaid expenses	1,948

Total Assets	140,678,987

Liabilities:
Investment management fees payable	106,752

Call options written, at value (premiums received—$333,292)	74,934

Accrued expenses	138,138

Total Liabilities	319,824

Net Assets	$140,359,163

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share, applicable to 9,844,020 shares issued and outstanding)	$98

Paid-in-capital in excess of par	225,576,172

Dividends in excess of net investment income	(14,527)

Accumulated net realized loss	(1,102,957)

Net unrealized depreciation of investments, call options written and foreign currency transactions	(84,099,623)

Net Assets	$140,359,163

Net Asset Value Per Share	$14.26

See accompanying Notes to Financial Statements | 2.28.10 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 11

Nicholas-Applegate International & Premium Strategy Fund Statement of Operations
Year ended February 28, 2010

Investment Income:
Dividends (net of foreign withholding taxes of $433,208)	$4,728,177

Interest	164

Total Investment Income	4,728,341

Expenses:
Investment management fees	1,377,952

Custodian and accounting agent fees	170,828

Shareholder communications	79,596

Audit and tax services	69,239

Legal fees	40,748

Transfer agent fees	32,280

New York Stock Exchange listing fees	21,250

Trustees’ fees and expenses	13,575

Insurance expense	5,414

Miscellaneous	4,650

Total expenses	1,815,532

Less: custody credits earned on cash balances	(149)

Net expenses	1,815,383

Net Investment Income	2,912,958

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,748,122

Call options written	(4,295,371)

Foreign currency transactions	(5,023)

Net change in unrealized appreciation/depreciation of: Investments	45,537,151

Call options written	(401,945)

Foreign currency transactions	17,186

Net realized and change in unrealized gain on investments, call options written and foreign currency transactions	44,600,120

Net Increase in Net Assets Resulting from Investment Operations	$47,513,078

12 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.10 | See accompanying Notes to Financial Statements

Nicholas-Applegate International & Premium Strategy Fund Statement of Changes in Net Assets

	Year ended February 28,

	2010	2009

Investment Operations:
Net investment income	$2,912,958	$4,620,940

Net realized gain (loss) on investments, call options written and foreign currency transactions	(552,272)	33,339,216

Net change in unrealized appreciation/depreciation of investments, call options written and foreign currency transactions	45,152,392	(120,503,697)

Net increase (decrease) in net assets resulting from investment operations	47,513,078	(82,543,541)

Dividends and Distributions to Shareholders from:
Net investment income	(2,950,923)	(4,465,285)

Net realized gains	(6,076,054)	(15,795,027)

Return of capital	(8,977,447)	—

Total dividends and distributions to shareholders	(18,004,424)	(20,260,312)

Capital Share Transactions:
Reinvestment of dividends and distributions	1,027,268	—

Total increase (decrease) in net assets	30,535,922	(102,803,853)

Net Assets:
Beginning of year	109,823,241	212,627,094

End of year (including undistributed (dividends in excess of) net investment income of $(14,527) and $28,461, respectively)	$140,359,163	$109,823,241

Shares Issued in Reinvestment of Dividends and Distributions	68,236	—

See accompanying Notes to Financial Statements | 2.28.10 | Nicholas-Applegate International & Premium Strategy Fund Annual Report  13

Nicholas-Applegate International & Premium Strategy Fund February 28, 2010	Notes to Financial Statements

1. Organization and Significant Accounting Policies

Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) was organized as a Massachusetts business trust on February 24, 2005. Prior to commencing operations on April 29, 2005, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”), serves as the Fund’s investment manager and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common stock authorized.

The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. Under normal market conditions the Fund pursues its investment objective by investing in a diversified portfolio of equity securities of companies located outside of the United States. The Fund also employs strategy of writing (selling) call options primarily on equity indexes in an attempt to generate gains from option premiums. There is no guarantee that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair-value securities using modeling tools provided by third-party vendors. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and

14  Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.10 |

Nicholas-Applegate International & Premium Strategy Fund February 28, 2010	Notes to Financial Statements

1. Organization and Significant Accounting Policies (continued)

the difference could be material to the financial statements of the Fund. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 — valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the year ended February 28, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized the estimation of the price that would have prevailed in a liquid market for international equities given information available at the time of evaluation.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used at February 28, 2010 in valuing the Fund’s assets and liabilities is listed below:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 2/28/10

Investments in Securities — Assets
Common Stock	—	$139,329,384	—	$139,329,384
Repurchase Agreement	—	846,000	—	846,000

Total Investments in Securities — Assets	—	$140,175,384	—	$140,175,384

Investments in Securities — Liabilities
Call Options Written, at value	—	$(74,934)	—	$(74,934)

Total Investments	—	$140,100,450	—	$140,100,450

In January 2010, the Financial Accounting Standards Board released ASU 2010-06, “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 is effective for annual and interim reporting periods beginning after December 15, 2009. The Fund’s management is in the process of reviewing ASU 2010-06 to determine future applicability.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

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Nicholas-Applegate International & Premium Strategy Fund February 28, 2010	Notes to Financial Statements

1. Organization and Significant Accounting Policies (continued)

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Fund may become subject to excise tax based on the extent of the distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at February 28, 2010. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares dividends and distributions from net investment income and gains from option premiums and the sale of portfolio securities quarterly. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividend and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent that dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividend and/or distributions of paid-in-capital in excess of par.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments and call options written.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period-end exchange rates is reflected as a component of net unrealized appreciation (depreciation) of investments, options written and foreign currency transactions. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

(g) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(h) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund.

16  Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.10 |

Nicholas-Applegate International & Premium Strategy Fund February 28, 2010	Notes to Financial Statements

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (credit/counterparty risk). The Fund is exposed to various risks such as, but not limited to, foreign currency, market price and credit/counterparty risks.

The Fund invests directly in foreign currencies and in securities that trade in, and receive revenues in, foreign currencies, and in derivatives that provide exposure to foreign currencies, and is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stocks or equity-related investments, such as options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the counterparty to a derivatives contract or repurchase agreement is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s sub-adviser, Nicholas-Applegate Capital Management LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, an indirect, wholly-owned subsidiary of Allianz Global Investors Capital LLC, which is an indrect, wholly-owned subsidiary of Allianz SE, seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

3. Financial Derivative Instruments

Disclosure about derivative instruments and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivative instruments, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Fund may sometimes use derivatives for hedging purposes, the Fund reflects derivatives at fair

| 2.28.10 | Nicholas-Applegate International & Premium Strategy Fund Annual Report  17

Nicholas-Applegate International & Premium Strategy Fund Notes to Financial Statements
February 28, 2010

3. Financial Derivative Instruments (continued)

value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment. Derivative contract amounts and values as of February 28, 2010, which are disclosed in the accompanying Notes to the Financial Statements, are indicative of the volume of the Fund’s derivatives activities over the reporting period.

(a) Option Transactions

The Fund purchases and writes (sells) put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as options written in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

Fair Value of Derivative Instruments as of February 28, 2010

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure.

The effect of derivative instruments on the Fund’s Statement of Assets and Liabilities at February 28, 2010:

Location	Market Price

Liability derivatives:
Call options written, at value	$(74,934)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended February 28, 2010:

Location	Market Price

Realized loss on:
Call options written	$(4,295,371)

Net Change in unrealized appreciation/depreciation of:
Call options written	$ (401,945)

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable on a monthly basis at an annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets refer to the total assets of the Fund (including borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser makes all of the Fund’s investment decisions. Pursuant to the Sub-Advisory Agreement, the Investment Manager and not the Fund, pays the Sub-Adviser an annual fee payable on a monthly basis in return for its services.

18  Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.10 |

Nicholas-Applegate International & Premium Strategy Fund Notes to Financial Statements
February 28, 2010

5. Investments in Securities
Purchases and sales of investments, other than short-term securities and U.S. government obligations for the year ended February 28, 2010, were $47,627,239 and $55,556,284, respectively.

(a) Transactions in options written for the year ended February 28, 2010 were:

	Contracts	Premiums

Options outstanding, February 28, 2009	451,382	$1,222,116
Options written	4,109,841	8,193,386
Options terminated in closing transactions	(1,485,221)	(2,602,572)
Options assigned	(327,226)	(656,601)
Options expired	(2,509,386)	(5,823,037)

Options outstanding, February 28, 2010	239,390	$333,292

6. Income Tax Information
The tax character of dividends paid was:

	Year ended February 28, 2010	Year ended February 28, 2009

Ordinary Income	$9,026,977	$15,477,209
Long-Term Capital Gains	—	4,783,103
Return of capital	8,977,447	—

At February 28, 2010, the Fund had a capital loss carryforward of $868,883, all of which will expire in 2018.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized currency losses of $9,506 arising after October 31, 2009. Such losses are treated as arising on March 1, 2010.

For the fiscal year ended February 28, 2010, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions. These adjustments were to increase dividends in excess of net investment income by $5,023 and decrease accumulated net realized loss by $5,023.

The cost basis of portfolio securities for federal income tax purposes is $224,767,828. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $51,538; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $84,643,982; and net unrealized depreciation for federal income tax purposes is $84,592,444. The difference between book and tax cost is attributable to wash sales.

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

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Nicholas-Applegate International & Premium Strategy Fund Notes to Financial Statements
February 28, 2010

8. Subsequent Events
On March 12, 2010, a quarterly dividend of $0.46 per share was declared to shareholders, payable March 30, 2010 to shareholders of record on March 22, 2010.

20  Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.10 |

Nicholas-Applegate International & Premium Strategy Fund Financial Highlights
For a share outstanding throughout each period:

					For the period April 29, 2005* through February 28, 2006
		Year Ended

	February 28, 2010	February 28, 2009	February 29, 2008	February 28, 2007

Net asset value, beginning of period	$11.23	$21.75	$28.52	$27.35	$23.88	**

Investment Operations:
Net investment income	0.31	0.48	0.49	0.33	0.16

Net realized and change in unrealized gain (loss) on investments, call options written and foreign currency transactions	4.56	(8.93)	(1.48)	4.77	4.81

Total from investment operations	4.87	(8.45)	(0.99)	5.10	4.97

Dividends and Distributions to Shareholders from:
Net investment income	(0.31)	(0.46)	(0.48)	(1.11)	(0.12)

Net realized gains	(0.62)	(1.61)	(5.29)	(2.82)	(1.33)

Return of capital	(0.91)	—	(0.01)	—	—

Total dividends and distributions to shareholders	(1.84)	(2.07)	(5.78)	(3.93)	(1.45)

Capital Share Transactions:
Offering costs charged to paid-in capital in excess of par	—	—	—	—	(0.05)

Net asset value, end of period	$14.26	$11.23	$21.75	$28.52	$27.35

Market price, end of period	$14.89	$9.48	$20.81	$30.45	$24.64

Total Investment Return (1)	80.96%	(48.14)%	(14.25)%	42.23%	4.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$140,359	$109,823	$212,627	$277,930	$262,668

Ratio of expenses to average net assets (2)	1.32%	1.32%	1.25%	1.22%	1.19	%(3)

Ratio of net investment income to average net assets	2.11%	2.70%	1.78%	1.12%	0.79	%(3)

Portfolio turnover	36%	152%	179%	203%	192%

*	Commencement of operations.

**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.

(1)

Total investment return is calculated assuming a purchase of a share of stock at the current market price on the first day of each period and a sale of a share of stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(h) in Notes to Financial Statements).

(3)	Annualized.

See accompanying Notes to Financial Statements | 2.28.10 | Nicholas-Applegate International & Premium Strategy Fund Annual Report  21

Nicholas-Applegate International & Premium Strategy Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Nicholas-Applegate International & Premium Strategy Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 20, 2010

22  Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.10 |

Nicholas-Applegate International & Premium Strategy Fund
Tax Information/Annual Shareholder Meeting Results/Changes in Board of
Trustees (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year ended February 28, 2010 as to the federal tax status of dividends and distributions received by shareholders during such tax year. Per share dividends for the tax year ended February 28, 2010 were as follows:

Dividends from ordinary income	$0.9280
Return of capital distributions	$0.9120

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates 54.19% of ordinary dividends paid by the Fund during the year ended February 28, 2010 as Qualified Dividend Income (or the maximum amount allowable).

Foreign Tax Credit:

The Fund has elected to pass-through the credit for the taxed paid to foreign countries. The gross foreign income dividend and foreign tax per share paid during the fiscal year ended February 28, 2010 is $0.52418 and $0.04371, respectively.

Shareholders are advised to consult their tax advisor to determine how this information may apply to their particular tax situation.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2010. In January 2011, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar year 2010. The amount that will be reported will be the amount to use on your 2010 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended February 28, 2010. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on July 14, 2009. Shareholders voted as indicated below:
	Affirmative	Withheld Authority

Re-election of Paul Belica — Class I to serve until 2012	8,447,412	358,583
Re-election of Hans W. Kertess — Class I to serve until 2012	8,444,890	361,105
Re-election of William B. Ogden, IV — Class I to serve until 2012	8,438,335	367,660

Messrs. James A. Jacobson, John C. Maney* and R. Peter Sullivan continue to serve as Trustees of the Fund.

* John C. Maney is an Interested Trustee of the Fund.

Mr. Robert E. Connor served as a Trustee of the Fund until his death on April 8, 2010.

Changes in Board of Trustees:

On September 10, 2009, Diana L. Taylor resigned as Trustee of the Fund.

On December 14, 2009, James A. Jacobson joined the Board of Trustees.

| 2.28.10 | Nicholas-Applegate International & Premium Strategy Fund Annual Report  23

Nicholas-Applegate International & Premium Strategy Fund
Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Fund, such as the Fund’s investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases, you will be clients of the third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the fund may disclose information about your accounts to a non-affiliated third party with your consent.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard your non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

24  Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.10 |

Nicholas-Applegate International & Premium Strategy Fund
Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Shares by PNC Global Investment Servicing, as agent for the Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PNC Global Investment Servicing, as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Shares is equal to or less than the market price per Share plus estimated brokerage commissions that would be incurred upon the purchase of Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Share on the payment date or (ii) 95% of the market price per Share on the payment date; or

(2)

If on the payment date the net asset value of the Shares is greater than the market price per Share plus estimated brokerage commissions that would be incurred upon the purchase of Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

| 2.28.10 | Nicholas-Applegate International & Premium Strategy Fund Annual Report  25

Nicholas-Applegate International & Premium Strategy Fund
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Hans W. Kertess	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2005
Term of office: Expected to stand for re-election at 2012 annual meeting of shareholders.
Trustee/Director of 49 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Paul Belica

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Date of Birth: 9/27/21
Trustee since: 2005
Term of office: Expected to stand for re-election at 2012 annual meeting of shareholders.
Trustee/Director of 49 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

James A. Jacobson	Retired. Formerly, Vice Chairman and Managing Director or Spear, Leeds & Kellogg Specialists LLC, specialist firm on the New York Stock Exchange.
Date of Birth: 2/3/45
Trustee since: 2009
Term of office: Expected to stand for election at 2010 annual meeting of shareholders.
Trustee/Director of 44 funds in Fund Complex
Trustee/Director of 16 Alpine Mutual Funds

John C. Maney†

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

Date of Birth: 8/3/59
Trustee since: 2006
Term of office: Expected to stand for re-election at 2011 annual meeting of shareholders.
Trustee/Director of 78 funds in Fund Complex
Trustee/Director of no funds outside the Fund Complex

William B. Ogden, IV	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for election at 2012 annual meeting of shareholders.
Trustee/Director of 49 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

26  Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.10 |

Nicholas-Applegate International & Premium Strategy Fund
Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

R. Peter Sullivan, III	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.
Date of Birth: 9/4/41
Trustee since: 2006
Term of office: Expected to stand for re-election at 2010 annual meeting of shareholders.
Trustee/Director of 49 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

†

Mr. Maney is an “interested person” of the Funds due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P. and Allianz Global Investors of America LLC; Member - Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member - Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC and Nicholas-Applegate Holdings LLC; Member - Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman - Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc.

Further information about certain of the Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated April 26, 2005, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 254-5197.

| 2.28.10 | Nicholas-Applegate International & Premium Strategy Fund Annual Report  27

Nicholas-Applegate International & Premium Strategy Fund
Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel

Managing Director, Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 33 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 4 funds in the Fund Complex, 2002-2008.

Date of Birth: 11/14/64
President & Chief Executive Officer since: 2005

Lawrence G. Altadonna

Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.

Date of Birth: 3/10/66
Treasurer, Principal Financial and Accounting Officer since: 2005

Thomas J. Fuccillo

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.

Date of Birth: 3/22/68
Vice President, Secretary & Chief Legal Officer since: 2005

Scott Whisten	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments, 2002-2005.
Date of Birth: 3/13/71
Assistant Treasurer since: 2007

Richard J. Cochran

Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 78 funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF), 2002-2008.

Date of Birth: 1/23/61
Assistant Treasurer since: 2008

Youse E. Guia	Senior Vice President and Group Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 78 funds in the Fund Complex and The Korea Fund, Inc.
Date of Birth: 9/3/72
Chief Compliance Officer since: 2005

Kathleen A. Chapman	Assistant Secretary of 78 funds in the Fund Complex. Formerly, Manager — Individual Investor Group Advisory Law, Morgan Stanley, 2004-2005.
Date of Birth: 11/11/54
Assistant Secretary since: 2006

Lagan Srivastava	Assistant Secretary of 78 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Research Assistant, Dechert LLP, 2004-2005.
Date of Birth: 9/20/77
Assistant Secretary since: 2006

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

28  Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.10 |

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
James A. Jacobson	Treasurer, Principal Financial & Accounting Officer
John C. Maney	Thomas J. Fuccillo
William B. Ogden, IV	Vice President, Secretary & Chief Legal Officer
R. Peter Sullivan, III	Scott Whisten
Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser
Nicholas-Applegate Capital Management LLC
600 West Broadway, 30th Floor
San Diego, CA 92101

Custodian & Accounting Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar
PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of Nicholas-Applegate International & Premium Strategy Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

ITEM 2.	CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $50,000 in 2009 and $50,000 in 2010.

b)	Audit-Related Fees. There were no audit-related fees billed for each of the last two fiscal years.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $13,125 in 2009 and $13,125 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Nicholas-Applegate International & Premium Strategy Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the InvestmentCompany Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

	e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)

Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2009 Reporting Period was $348,185 and the 2010 Reporting Period was $566,790.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Hans W. Kertess, R. Peter Sullivan III, William B. Ogden, IV and James A. Jacobson.

ITEM 6.	SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nicholas-Applegate International & Premium Strategy Fund (NAI)
(the “Trust”)

PROXY VOTING POLICY

1.

It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.

The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policy of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.

The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.

This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub- adviser of the Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) on the Trust’s website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the Trust’s sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.

It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.

The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.

This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Nicholas-Applegate Capital Management LLC ("NACM") Description of Proxy Voting Policy and Procedures

NACM votes proxies on behalf of its clients pursuant to its written Proxy Policy Guidelines and Procedures (the "Proxy Guidelines"), unless a client requests otherwise. The Proxy Guidelines are designed to honor NACM's fiduciary duties to its clients and protect and enhance its clients' economic welfare and rights.

The Proxy Guidelines are established by a Proxy Committee consisting of executive, investment, sales, marketing, compliance and operations personnel. The Proxy Guidelines reflect NACM's normal voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company's capital structure and corporate governance. For example, NACM generally votes for proposals to declassify boards and generally supports proposals that remove restrictions on shareholders' ability to call special meetings independently of management. Some issues will require a case-by-case analysis.

The Proxy Guidelines largely follow the recommendations of Glass, Lewis & Co. LLC ("Glass Lewis"), an investment research and proxy advisory firm. The Proxy Guidelines may not apply to every situation and NACM may vote differently than specified by the Proxy Guidelines and/or contrary to Glass Lewis' recommendation if NACM reasonably determines that to do so is in its clients' best interest. Any variance from the Proxy Guidelines is documented.

In the case of a potential conflict of interest, NACM's Proxy Committee will be responsible for reviewing the potential conflict and will have the final decision as to how the relevant proxy should be voted.

Under certain circumstances, NACM may in its reasonable discretion refrain from voting clients' proxies due to cost or other factors.

ITEM 8    PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate” or the “Investment Adviser”)

As of April 29, 2010, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the Nicholas-Applegate International & Premium Strategy Fund (NAI), with Mr. Ghosh serving as the lead portfolio manager:

Steven Tael, Ph.D., CFA
 Vice President, Portfolio Manager, Systematic
 Steven Tael has been a portfolio manager since March 2006. Mr. Tael joined Nicholas-Applegate in 2005 and is a member of the Global Systematic Large Cap Team. Previously, he worked at Mellon Capital Management in San Francisco, where he was a research analyst in the area of investment research. His experience spans quantitative model building, model production and portfolio management. Prior to that, he was an Advisory Systems Engineer for Bank of America, where he co-developed a global portfolio risk reporting system. He also was Director of Information Technologies at AffiniCorp USA. Mr. Tael has a Ph.D. in applied mathematics and statistics from State University of New York, Stony Brook, and a B.S. and M.A. in mathematics from the University of California, Santa Barbara. He has thirteen years of relevant experience.

Kunal Ghosh
Senior Vice President, Portfolio Manager, Systematic
Kunal Ghosh has been a portfolio manager since July 2006. Mr. Ghosh joined the firm in 2006 and is a member of the Global Systematic Large Cap Team. Prior to joining the firm, Mr. Ghosh was a research associate and then portfolio manager for Barclays Global Investors. His experience includes building and implementing models for portfolio management. Before that, he was a quantitative analyst for the Cayuga Hedge Fund. Mr. Ghosh earned his M.B.A. in finance from Cornell University, his M.S. in material engineering from the University of British Columbia, and his B.Tech from Indian Institute of Technology. He has six years of relevant experience.

Michael E. Yee
 Senior Vice President, Portfolio Manager
Michael Yee has been a co-portfolio manager since November 2008 and has portfolio management, trading and research responsibilities for the Income and Growth Strategies team. He has been a member of the team since 1999. Mr. Yee was previously an analyst for the Global/Systematic team, held positions in global and domestic portfolio administration areas, and in client services. Prior to joining the firm in 1995, he worked as a financial consultant for Priority One Financial/Liberty Foundation. Mr. Yee holds an M.B.A. from San Diego State University and a B.S. from the University of California at San Diego. He has seventeen years of investment industry experience.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Funds managed by portfolio managers as of February 28, 2010 including accounts managed by a team, committee, or other group that includes the portfolio managers.

	Other Registered		Other Accounts		Other Pooled
	Investment Companies				Investment Vehicles
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)
Steven	11	$489.9	31	$648.6	7	$869.4
Tael, PhD,
CFA*
Kunal	11	$489.9	31	$648.6	7	$869.4
Ghosh*
Michael E.	8	$3,329.7	10	$1,272.9	5	$660.7
Yee**

*Of these “Other Accounts,” one account totaling $93.7 million in assets pay an advisory fee that is based in part on the performance of the account; and of these “Other Pooled Investment Vehicles,” two accounts totaling $227.3 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these “Other Pooled Investment Vehicles,” two accounts totaling $419.3 million in assets pay an advisory fee that is based in part on the performance of the accounts.

Like other investment professionals with multiple clients, a Portfolio Manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

The Investment Adviser has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When the Investment Adviser considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Investment Adviser considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. The Investment Adviser attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Investment Adviser has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. The Investment Adviser maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies.

A Fund’s Portfolio Manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide the Investment Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, the Investment Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The Investment Adviser allocates the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The Investment Adviser’s investment personnel, including each Fund’s Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Investment Adviser’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds.

(a)(3)

As of February 28, 2010 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

Nicholas-Applegate believes that competitive compensation is essential to retaining top industry talent. With that in mind, the firm continually reevaluates its compensation policies against industry benchmarks. Its goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by McLagan and ECS (Watson Wyatt Data Services).

Nicholas-Applegate’s compensation policy features both short-term and long-term components. The firm offers competitive base salaries and bonuses, profit-sharing and generous retirement plans. Investment professionals’ annual compensation is directly affected by the performance of their portfolios, their performance as individuals and the success of the firm. Typically, an investment professional’s compensation is comprised of a base salary and a bonus.

Investment professionals are awarded bonuses based primarily on product performance. A 360-degree qualitative review is also considered. As part of the 360-degree review, analysts and portfolio managers are reviewed by the portfolio manager who is responsible for the team’s final investment decisions and other portfolio managers to whose portfolios they contribute. Portfolio managers responsible for final investment decisions are reviewed by the Chief Investment Officer, who evaluates performance both quantitatively versus benchmarks and peer universes, as well as qualitatively.

Compensation and Account Performance

Compensation pools for investment teams are directly related to the size of the business and the performance of the products. Approximately half of the pool is based on one, three and five year performance relative to benchmarks and peers. The team pools are then subjectively allocated to team members based on individual contributions to client accounts. We believe our compensation system clearly aligns the interests of clients with our people and keeps our compensation competitive with industry norms.

Long-Term Incentive Plan

A Long-Term Incentive Plan provides rewards to certain key staff and executives of Nicholas-Applegate and the other Allianz Global Investors companies to promote long-term growth and profitability. The Plan provides awards that are based on Nicholas-Applegate’s operating earnings growth. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to the company’s success.

Equity Ownership

In September 2006, Allianz SE approved an equity ownership plan for key employees of Nicholas-Applegate. The plan was implemented as of January 31, 2007. Nicholas-Applegate believes this plan is important in retaining and recruiting key investment professionals, as well as providing ongoing incentives for Nicholas-Applegate employees.

NACM

The following information is provided as of February 28, 2010

PM Ownership
Steven Tael	$1- $10,000
Kunal Ghosh	$1 - $10,000
Michael Yee	$10,001 - $50,000

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES - NONE

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a -3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Exhibit 99.CODE ETH - Code of Ethics

(a)(2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas-Applegate International & Premium Strategy Fund

By	/s/ Brian S. Shlissel

Brian S. Shlissel President & Chief Executive Officer

Date: April 29, 2010

By	/s/ Lawrence G. Altadonna

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: April 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel

Brian S. Shlissel President & Chief Executive Officer

Date: April 29, 2010

By	/s/ Lawrence G. Altadonna

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: April 29, 2010